EXHIBIT 3.2

                                    BYLAWS OF
                      AMERICAN MEDICAL SECURITY GROUP, INC.
                   (AS AMENDED AND RESTATED FEBRUARY 17, 1999)


                               ARTICLE I. OFFICES

     1.01. PRINCIPAL AND BUSINESS OFFICES. The Corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

     1.02. REGISTERED OFFICE. The registered office of the Corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical to the principal office in the state of Wisconsin; and the address of the registered office may be changed from time to time by any officer or by the registered agent. The business office of the registered agent of the Corporation shall be identical to the registered office.


                            ARTICLE II. SHAREHOLDERS

     2.01. ANNUAL MEETING. The Annual Meeting of the Shareholders shall be held at the principal office of the Corporation in the City of Green Bay, Brown County, Wisconsin, unless the Board of Directors shall designate another location either within or without the State of Wisconsin. The Annual Meeting shall take place on the last Thursday of May each year or at such other time and date as may be fixed by or under the authority of the Board of Directors. If the day fixed for the Annual Meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. At such meeting the Shareholders shall elect directors and transact such other business as shall lawfully come before them.

          A. ELECTIONS AND OTHER BUSINESS. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the Shareholders may be made at the Annual Meeting:

               1. Pursuant to the Corporation's notice of meeting;

               2. By or at the direction of the Board of Directors; or

               3. By any Shareholder of the Corporation who is a Shareholder of record at the time of the giving of the notice provided for in these Bylaws and who is entitled to vote at the meeting and complies with the notice procedures set forth below.

          B. NOMINATIONS AND SUBMISSION OF BUSINESS MATTERS. For nominations or other business to be properly brought before an Annual Meeting by a Shareholder, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. Timely notice is that notice which is received by the Secretary at the Corporation's principal office not less than sixty (60) days nor more than ninety (90) days prior to the date on which the Corporation first mailed its proxy materials for the prior year's Annual Meeting, provided, however, that in the event the date of the Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the last Thursday in May, notice by the Shareholder, to be timely, must be received, as provided above, not earlier than the ninetieth (90th) day prior to the date of such Annual Meeting and not later than the close of business on the later of (x) the sixtieth (60) day prior to such Annual Meeting, or (y) the tenth (10th) day on which public announcement of the date of such a meeting is first made. Such Shareholder's notice shall be signed by the Shareholder of record who intends to make the nomination or introduce the other business (or his or her duly authorized proxy or other representative), shall bear the date of signature of such Shareholder or representative, and shall set forth:

               1. The name and address, as they appear on the Corporation's books, of such Shareholder and the beneficial owner(s), if any, on whose behalf the nomination or proposal is made;

               2. The class and number of shares of the Corporation which are beneficially owned by such Shareholder or beneficial owner(s);

               3. A representation that such Shareholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination or introduce the other business specified in the notice;

               4. In the case of any proposed nomination for election or reelection as a director:

                    (a) The name and residence address of the nominee;

                    (b) A  description  of all  arrangements  or  understandings between such Shareholder or beneficial owner(s) and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination is to be made by the Shareholder;

                    (c) Such other  information  regarding each nominee proposed by such Shareholder as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and

                    (d) The  written  consent  of each  nominee to be named in a proxy statement and to serve as a director of the Corporation if so elected; and

               5. In the case of any other business that such Shareholder proposes to bring before the meeting,

                    (a) A  brief  description  of  the  business  desired  to be brought before the meeting, and, if the business includes a proposal to amend these Bylaws, the language of the proposed amendment;

                    (b) Such  Shareholder's and beneficial  owner's(s')  reasons for conducting such business at such time; and

                    (c)  Any  material   interest  in  such   business  of  such
               Shareholder or beneficial owners(s).

                    Notwithstanding  anything  in  the  above  paragraph  to the contrary, in the event that the number of directors to be elected to the Board of Directors of this Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of
               Directors made by the Corporation at least seventy (70) days prior to the last Thursday in May, a Shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for new positions created by such increase, if it is received by the Secretary at the Corporation's principal office not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

     2.02. SPECIAL MEETINGS. Special meetings of the Shareholders may be called by the Chairman of the Board, and shall be called by the Secretary on written request of a majority of members of the Board of Directors, or on written request of the holders of at least ten (10%) percent of the Corporation's shares entitled to vote on a matter. The request shall be signed, dated and delivered to the Secretary describing one (1) or more purposes for which the meeting is to be held. The Board of Directors shall set the place of the meeting. If no such designation is made, the place of the meeting shall be the principal business office of the Corporation in the State of Wisconsin, but any meeting may be adjourned to reconvene at any place designated by a vote of a majority of the shares represented thereat.

          A. ELECTIONS AND OTHER BUSINESS. Nominations of persons for election to the Board of Directors may be made at a Special Meeting at which directors are to be elected pursuant to such notice of meeting:

               1. By or at the direction of the Board of Directors; or

               2. By any Shareholder of the Corporation who:

                    (a) Is a Shareholder  of record at the time of giving notice of the meeting,

                    (b) Is entitled to vote at the meeting, and

                    (c) Complies with the notice procedures set forth below.

          B. NOMINATIONS AND SUBMISSION OF BUSINESS MATTERS. Only such business as shall have been described in such notice shall be conducted at the Special Meeting. Any Shareholder desiring to nominate persons for election to the Board of Directors at a Special Meeting shall cause written notice to be received by the Secretary of the Corporation at its principal office not earlier than ninety (90) days prior to such Special Meeting and not later than the close of business on the later of (x) the sixtieth (60th) day prior to such Special Meeting or (y) the tenth (10th) day following the day on which public announcement is first made of the date of such Special Meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. Such written notice shall be signed by the Shareholder of record who intends to make the nomination (or his or her duly authorized proxy or other representative), shall bear the date of signature of such Shareholder or other representative, and shall set forth:

               1. The name and address, as they appear on the Corporation's books, of such Shareholder and the beneficial owner(s), if any, on whose behalf the nomination is made;

               2. The class and number of shares of the Corporation which are beneficially owned by such Shareholder or beneficial owner(s);

               3. A representation that such Shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination specified in the notice;

               4. The name and residence address of the person(s) to be nominated;

               5. A description of all arrangements or understandings between such Shareholder or beneficial owner(s) and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination is to be made by such Shareholder;

               6. Such other information regarding each nominee proposed by such Shareholder as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and

               7. The written consent of each nominee to be named in a proxy statement and to serve as a director of the Corporation if so elected.

     2.03. NOTICE OF ANNUAL OR SPECIAL MEETING. Notice may be communicated by telegraph, teletype, facsimile or other form of wire or wireless communication, or by mail or private carrier, and, if these forms of personal notice are impracticable, notice may be communicated by public announcement. Such notice stating the place, day and hour of the meeting and, in case of a special meeting, a description of each purpose for which the meeting is called, shall be communicated or sent not less than ten days nor more than sixty (60) days before the date of the meeting, by or at the direction of the Chairman of the Board or the Secretary, or other officer or persons calling the meeting, to each Shareholder of record entitled to vote at such meeting. Written notice by the Corporation to its Shareholders is effective when mailed and may be addressed to the Shareholder's address shown in the Corporation's current record of Shareholders.

     2.04. UNANIMOUS CONSENT WITHOUT MEETING. Any action that may be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

     2.05. FIXING OF RECORD DATE. A "Shareholder" of the Corporation shall mean the person in whose name shares are registered in the stock transfer books of the Corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the Corporation. Such nominee certificates, if any, shall be reflected in the stock transfer books of the Corporation. The Board of Directors may fix, in advance, a date as the record date for one or more voting groups for any determination of Shareholders entitled to notice of a Shareholder's meeting, to demand a special meeting, to vote, or to take any other action, such date in any case to be not more than seventy (70) days prior to the meeting or action requiring such determination of Shareholders, and may fix the record date for determining Shareholder entitled to share a dividend or distribution. If no record date is fixed for the determination of Shareholders entitled to demand a Shareholder meeting, to notice of or to vote at a meeting of Shareholders, or to consent to action without a meeting, (a) the close of business on the day before the Corporation received the first written demand for a Shareholder meeting, (b) the close of business on the day before the first notice of the meeting is mailed or otherwise delivered to Shareholders, or (c) the close of business on the day before the first written consent to Shareholder action without a meeting is received by the Corporation, as the case may be, shall be the record date for the determination of Shareholders. If no record date is fixed for the determination of Shareholders entitled to receive a share dividend or distribution (other than a distribution involving a purchase, redemption or other acquisition of the Corporation's shares), the close of business on the day on which the resolution of the Board of Directors is adopted declaring the dividend or distribution shall be the record date. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this Section, such determination shall be applied to any adjournment thereof unless the Board of Directors fixes a new record date and except as otherwise required by law. A new record date must be set if a meeting is adjourned to a date more than one-hundred twenty (120) days after the date fixed for the original meeting.

     2.06. VOTING RECORD. The Secretary shall, before each meeting of Shareholders, make a complete list of the Shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting for the purposes of the meeting. The original stock transfer books shall be prima facie evidence as to who are the Shareholders entitled to examine such record or transfer books or to vote at any meeting of Shareholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

     2.07. QUORUM. Shares entitled to vote as a separate voting group as defined in the Wisconsin Business Corporation Law may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation or the Wisconsin Business Corporation Law provide otherwise, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter.

     Once a share is represented for any purposes at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

     If a quorum exists, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Wisconsin Business Corporation Law require a greater number of affirmative votes.

     "Voting group" means any of the following:

          A. All shares of one or more classes or series that under the Articles of Incorporation or the Wisconsin Business Corporation Law are entitled to vote and be counted together collectively on a matter at a meeting of Shareholders.

          B. All shares that under the Articles of Incorporation or the Wisconsin Business Corporation Law are entitled to vote generally on a matter.

          Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     2.08. PROXIES. At all meetings of Shareholders, a Shareholder entitled to vote may vote in person or by proxy. A Shareholder may appoint a proxy to vote or otherwise act for the Shareholder by signing an appointment form, either personally, by his or her attorney-in-fact, or in any other manner authorized by the Wisconsin Business Corporation Law. Such proxy appointment is effective when received by the Secretary or other officer or agent of the Corporation authorized to tabulate votes. Unless otherwise provided in the appointment form of proxy, a proxy appointment may be revoked at any time before it is voted, by written notice filed with the Secretary or the acting Secretary of the meeting, by oral notice given by the Shareholder to the presiding officer during the meeting, or in any other manner authorized by the Wisconsin Business Corporation Law. The presence of a Shareholder who has filed his or her proxy appointment shall not of itself constitute a revocation. No proxy appointment shall be valid after eleven months from the date of its execution, unless otherwise provided in the appointment form of proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxy appointments.

     2.09. VOTING OF SHARES. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of Shareholders, except to the extent that the voting rights of the shares of any voting group or groups are enlarged, limited or denied by the Articles of Incorporation.

     2.10. VOTING OF SHARES BY CERTAIN HOLDERS.

          A. OTHER CORPORATIONS. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. An appointment form of proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this Corporation, given in writing to the Secretary of this Corporation, or the designation of some other person by the Board of Directors or by the Bylaws of such other corporation.

          B. LEGAL REPRESENTATIVES AND FIDUCIARIES. Shares held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver or assignee for creditors may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name, provided that there is filed with the Secretary before or at the time of meeting proper evidence of his or her incumbency and the number of shares held by him or her, either in person or by proxy. An appointment form of proxy executed by a fiduciary shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this Corporation, given in writing to the Secretary, that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

          C. PLEDGEES. A Shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred; provided, however, a pledgee shall be entitled to vote shares held of record by the pledgor if the Corporation receives acceptable evidence of the pledgee's authority to sign.

          D. TREASURY STOCK AND SUBSIDIARIES. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by this Corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

          E. MINORS. Shares held by a minor may be voted by such minor in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has received written notice or has actual knowledge that such Shareholder is a minor. Shares held by a minor may be voted by a personal representative, administrator, executor, guardian or conservator representing the minor if evidence of such fiduciary status, acceptable to the Corporation, is presented.

          F. INCOMPETENTS AND SPENDTHRIFTS. Shares held by an incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has actual knowledge that such Shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of judicial proceedings for appointment of a guardian. Shares held by an incompetent or spendthrift may be voted by a personal representative, administrator, executor, guardian or conservator representing the minor if evidence of such fiduciary status, acceptable to the Corporation, is presented.

          G. JOINT TENANTS. Shares registered in the names of two (2) or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one (1) or more of such individuals if either (i) no other such individual or his or her legal representative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary of the Corporation a contrary written voting authorization or direction or written denial of authority of the individual present or signing the appointment form of proxy proposed to be voted, or (ii) all such other individuals are deceased and the Secretary of the Corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.

     2.11. CONDUCT OF MEETINGS. The Chairman of the Board, or in the Chairman's absence, the President, or, in their absence such Vice President as is designated by the Board of Directors, shall call the meeting to order and act as Chairman of the meeting. Only persons nominated in accordance with the procedures set forth in Sections 2.01 and 2.02, shall be eligible to serve as directors. Only such business as shall have been brought before a meeting in accordance with the procedures set forth in Section 2.01 and 2.02, shall be eligible to be conducted. The Chairman of the meeting shall have the power and duty to determine whether any nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Sections 2.01 and 2.02, and, if any proposed nomination or business is not in compliance therewith, to declare that such defective proposal shall be disregarded.

     2.12. PUBLIC ANNOUNCEMENT. For purposes of Sections 2.01 and 2.02, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended.

     2.13. INVALIDITY. The Chairman, upon recommendation of the Secretary, may reject a vote, consent, waiver, or proxy appointment, if the Secretary or other officer or agent of the Corporation who is authorized to tabulate votes, acting in good faith, has reasonable doubt about the validity of the signature on it or about the signatory's authority to sign for the Shareholder. The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver or proxy appointment in good faith and in accordance with the Wisconsin Business Corporation Law shall not be liable for damages to the Shareholders for consequences of the acceptance or rejection.

     2.14. WAIVER OF NOTICE. A Shareholder may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation, or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the Shareholder entitled to the notice, contain the same information that would have been required in the notice under the Wisconsin Business Corporation Law (except that the time and place of meeting need not be stated), and be delivered to the Corporation for inclusion in the corporate records. A Shareholder's attendance at any Annual Meeting or Special Meeting, in person or by proxy, waives objection to all of the following: (a) lack of notice or defective notice of the meeting, unless the Shareholder promptly upon arrival or at the beginning of the meeting objects to holding, or transacting business at, the meeting; and (b) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented.


                         ARTICLE III. BOARD OF DIRECTORS

     3.01. NUMBER OF DIRECTORS. Within the limits established in the Articles of Incorporation, the number of directors of the Corporation shall be such number as shall be determined by the Board of Directors from time to time.

     3.02. TERM OF OFFICE. Elected directors shall hold office for a term of three (3) years and until their successors are elected and qualified, except as otherwise provided in this Section or until their death, resignation or removal. The Board of Directors shall be divided into three (3) classes of three (3) or more directors each, with, as nearly as possible, an equal number of directors in each class. The term of office of the first class of directors shall expire at the first annual meeting after their initial election and when their successors are elected and qualified, the term of office of the second class shall expire at the second annual meeting after their initial election and when their successors are elected and qualified, and the terms of office of the third class shall expire at the third annual meeting after their initial election and when their successors are elected and qualified. At each annual meeting after the initial classification of the Board of Directors, the class of directors whose term expires at the time of such election shall be elected to hold office until the third succeeding annual meeting and until their successors are elected and qualified.

     3.03. NOMINATIONS. Nominations for the election of directors shall be made in accordance with the provisions of Sections 2.01 and 2.02 hereof, which requirements are hereby incorporated by reference in this Section 3.03.

     3.04. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the Annual Meeting of Shareholders, for election of corporate officers and transaction of other business. The Board of Directors may provide by resolution the time and place for holding additional meetings without other notice than such resolution.

     3.05. SPECIAL MEETINGS. Special Meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or the Secretary upon written request of any three (3) directors. The Secretary shall give sufficient notice of such meeting, to be not less than two (2) days, in person or by mail or by telephone, telegraph, teletype, facsimile or other form of wire or wireless communication as to enable the directors so notified to attend such meeting. The Chairman or Secretary who calls the meeting may fix any place, within or without the State of Wisconsin, as the place for holding any Special Meeting of the Board of Directors.

     3.06. WAIVER OF NOTICE. Whenever any notice whatsoever is required to be given to any director of the Corporation under the Articles of Incorporation or Bylaws or any provisions of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice, and the Corporation shall retain copies of such waivers in its corporate records. A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     3.07. QUORUM. Except as otherwise provided by the Wisconsin Business Corporation Law, a majority of the number of directors (determined as provided in Section 3.01) shall constitute a quorum of the Board of Directors. Except as otherwise provided by the Wisconsin Business Corporation Law, a majority of the number of directors appointed to service on a committee shall constitute a quorum of the committee.

     3.08. VACANCIES. Vacancies, including those created by an increase in the number of directors in the Board of Directors, may be filled by the remaining directors. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. In the absence of action by the remaining directors, the Shareholders may fill such vacancy at a Special Meeting in accordance with the Articles of Incorporation, or by unanimous consent according to these Bylaws.

     3.09. REMOVAL. The Shareholders may remove one (1) or more directors, with or without cause, at a meeting called for that purpose, the notice of which reflects that purpose, in accordance with the Articles of Incorporation of this Corporation.

     3.10. COMPENSATION. A director may receive such compensation for services as is determined by resolution of the Board irrespective of any personal interest of its members. A director also may serve the Corporation in any other capacity and receive compensation therefore. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits and other benefits or payments, to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered to the Corporation by such directors, officers and employees.

     3.11. GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in these Bylaws or the Articles of Incorporation.

     3.12. CONDUCT OF MEETINGS. The Chairman of the Board, or in the Chairman's absence the President, or in their absence such Vice President as is designated by the Board of Directors, shall call meetings of the Board of Directors to order and shall act as Chairman of the meeting. The Secretary of the Corporation shall act as Secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint an Assistant
Secretary or any director or other person present or participating to act as Secretary of the meeting.

     3.13. MANNER OF ACTING. If a quorum is present or participating when a vote is taken, the affirmative vote of a majority of directors present or participating is the act of the Board of Directors or a committee of the Board of Directors, unless the Wisconsin Business Corporation Law or the Articles of Incorporation or these Bylaws require the vote of a greater number of directors.

     3.14. PRESUMPTION OF ASSENT. A director of the Corporation who is present at or participates in a meeting of the Board of Directors or a committee thereof which he or she is a member, at which action on any corporate matter is taken, shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     3.15. UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the Articles of Incorporation or Bylaws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors then in office.

     3.16. MEETING BY TELEPHONE OR BY OTHER COMMUNICATION TECHNOLOGY. Meetings of the Board of Directors or committees may be conducted by telephone or by other communication technology in accordance with Section 180.0820 of the Wisconsin Business Corporation Law.

     3.17. COMMITTEES.

          A. REGULAR COMMITTEES.

               1. GENERAL DESCRIPTION. In order to facilitate the work of the Board of Directors of this Corporation, the following regular committees shall be elected from the membership of the Board of Directors at the regular meeting held in May of each year (or at such other time as the Board of Directors may determine):

                               Executive Committee
                                Finance Committee
                             Compensation Committee
                                 Audit Committee

               Each committee shall consist of such number of members, not less than three (3), as shall be determined by the Board of Directors. The Chairman of the Board of Directors, and in the Chairman's absence the President, and in their absence, such Vice President as is designated by the Board of Directors, shall submit nominations for such committee memberships. Committee members shall hold office until the next board meeting at which committee elections are conducted in accordance with these Bylaws, and until their successors are elected and qualified. Each Regular Committee of the Board of Directors may exercise the authority of the full Board within the scope of the duties and powers delegated to it in these Bylaws, except that no committee of this Board shall do any of the following:

                    (a) Authorize distributions;

                    (b) Approve or propose to Shareholders action that the Wisconsin Business Corporation Law requires to be approved by Shareholders;

                    (c) Fill  vacancies on the Board of Directors  or, except as provided herein, on any of its committees;

                    (d) Amend the Articles of Incorporation;

                    (e) Adopt, amend or repeal the Bylaws;

                    (f) Approve a plan of merger not requiring Shareholder approval;

                    (g) Authorize or approve reacquisition of shares, except according to a formula or method prescribed by the full Board; or

                    (h) Authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee or a senior executive officer of the Corporation to do so within limits prescribed by the Board of Directors.

               2. THE EXECUTIVE COMMITTEE. When the Board of Directors is not in session, the Executive Committee shall have and may exercise all of the powers and authority of the full Board in the management of the business and affairs of the Corporation to the extent allowed by the Wisconsin Business Corporation Law.

               3. THE FINANCE COMMITTEE. When the Board of Directors is not in session, the Finance Committee shall have and may exercise all of the powers of the full Board of Directors solely with regard to those matters which are within the scope of the Finance Committee's designated duties, as provided herein. The Chairman of the Board of Directors shall be a member of the Finance Committee.

                    The Finance Committee shall:

                    (a) Review and approve the Corporation's investment policies and guidelines:

                    (b) Monitor performance of the Corporation's investment portfolio;

                    (c) Consult with management regarding material  transactions involving real estate, accounts receivable and other assets;

                    (d) Monitor the amount and types of all insurance that should be carried by this Corporation;

                    (e) Monitor the Corporation's  relationship with its lenders and its compliance with financing agreements including debt covenants;

                    (f) Consult with management concerning the capital structure of the Corporation;

                    (g) Monitor  investment  options and performance  offered in the Corporation's retirement plan; and

                    (h) Carry out such special assignments as the Board of Directors may, from time to time, give to the Finance Committee.

               4. THE COMPENSATION COMMITTEE. When the Board of Directors is not in session, the Compensation Committee shall have and may exercise all of the powers of the full Board solely with regard to those matters which are within the scope of the Compensation Committee's designated duties, as provided herein.

                    The Compensation Committee shall:

                    (a) Evaluate the performance of the Chief Executive  Officer and other executive officers against objectives;

                    (b) Review and approve the compensation  (including  salary, bonus, stock options and other appropriate equity or long-term incentives, and any severance benefits) of the Chairman of the Board, the Chief Executive Officer and other executive officers;

                    (c) Administer compensation plans for executive officers and directors; and

                    (d)  Review,   on  a  general   policy  level   basis,   the
               compensation and benefits of officers, managers and employees for appropriateness;

                    (e) Act as the  Nominating  Committee for directors and make recommendations to the Board of Directors for types, methods and levels of directors' compensation;

                    (f) Administer the  Corporation's  equity  incentive plan or any other equity-based plans, including the review and approval of all grants hereunder; and

                    (g) Carry out such special assignments as the Board of Directors may, from time to time, give to the Compensation Committee.

               5. THE AUDIT COMMITTEE. The Audit Committee shall have and may exercise all of the powers of the full Board of Directors solely with regard to those matters which are within the scope of the Audit Committee's designated duties, as provided herein.

                    The Audit Committee shall:

                    (a) Select and engage the independent certified public accountants to audit the financial statements of the Corporation and its subsidiaries;

                    (b) Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors;

                    (c) Review the internal  audit  function of the  Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, the coordination of such plans with the independent auditors, and summaries of findings of completed audits;

                    (d) Review with the  independent  accountants and management the financial statements to determine that the independent auditors are satisfied with the disclosure and content of the financial statements;

                    (e) Review with the independent auditors,  the Corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation;

                    (f) Provide  sufficient  opportunity  for the  internal  and independent auditors to meet with the members of the Audit Committee without members of management present;

                    (g) Review related party transactions and conflict of interest statements for appropriateness;

                    (h) Carry out such special assignments as the Board of Directors may, from time to time, give to the Audit Committee.

          B. SPECIAL COMMITTEES. In addition to the foregoing Regular Committees, the Board of Directors may, from time to time, establish Special Committees and specify the composition, functions and authority of any such Special Committee.

          C. VACANCIES; TEMPORARY APPOINTMENTS. When, for any cause, a vacancy occurs in any Regular Committee, the remaining committee members, by majority vote, may fill such vacancy by a temporary appointment of a director on the Board of Directors not on the subject committee to fill the vacancy until the next Board Meeting at which time the full Board of Directors shall fill the vacancy.

          D. ALTERNATE COMMITTEE MEMBERS. All members of the Board of Directors who are not members of a given committee shall be alternate members of such committee and may take the place of any absent member or members at any meeting of such committee, upon request by the Chairman of the Board of Directors, if there is one, the President or upon request by the chairman of such meeting.

          E. COMMITTEE MINUTES AND REPORTS. All of the foregoing committees shall keep minutes and records of all of their meetings and activities and shall report the same to the Board of Directors at its next regular meeting. Such minutes and records shall be available for inspection by the directors at all times.


                              ARTICLE IV. OFFICERS

     4.01. GENERALLY. The principal officers of the Corporation shall be a Chairman of the Board (Chief Executive Officer), a President, one (1) or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors shall elect the principal officers annually at the Annual Meeting. All officers shall hold office for a period of one (1) year and until their successors are duly elected and qualified, or until their prior death, resignation or removal.

     4.02. REMOVAL. Any officer or agent may be removed by the Board of Directors with or without cause whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

     4.03. VACANCIES. A vacancy in any principal office because of death, resignation, removal, or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term. The Board of Directors may, from time to time, omit to elect one (1) or more officers, or may omit to fill a vacancy, and in such case, the designated duties of such officer, unless otherwise provided in these Bylaws, shall be discharged by the Chairman of the Board or such other officers as he or she may designate.

     4.04. CHAIRMAN OF THE BOARD. The Chairman of the Board, who shall also be the Chief Executive Officer, shall preside at all meetings of the Shareholders and of the directors and shall do and perform such other duties as from time to time may be assigned to that office by the Board of Directors.

     4.05. PRESIDENT. The President shall have general supervision of the business and affairs of the Corporation. The President may sign and execute all authorized bonds, notes, checks, contracts, or other obligations in the name of the Corporation. The President shall perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

     4.06. VICE PRESIDENTS. Should the Chairman of the Board or the President be absent or unable to act, the Board of Directors shall designate a Vice President or other officer to discharge the duties of the vacant office with the same power and authority as is vested in that office. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or the Board of Directors.

     4.07. SECRETARY. The Secretary shall keep a record of the minutes of the meetings of the Shareholders, the Board of Directors and any committees of the Board of Directors. He or she shall countersign all instruments and documents executed by the Corporation; affix to instruments and documents the seal of the Corporation; keep in books therefore the transactions of the Corporation; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; and perform such other duties as usually are incident to such office or may be assigned by the Chairman of the Board, the President or the Board of Directors.

     4.08. TREASURER. The Treasurer, subject to the control of the Board of Directors, shall collect, receive, and safely keep all monies, funds and securities of the Corporation, and attend to all its pecuniary affairs. He or she shall keep full and complete accounts and records of all its transactions, of sums owing to or by the Corporation, and all rents and profits in its behalf.

     4.09. ASSISTANTS AND ACTING OFFICERS. The Chairman of the Board, the President and the Board of Directors shall have the power to appoint any person to act as assistant to any officer, or as agent for the Corporation in the officer's stead, or to perform the duties of such officer whenever for any reason it is impracticable for the officer to act personally, and the assistant or acting officer or other agent so appointed by the Chairman of the Board, the President or the Board of Directors shall have the power to perform all the duties of the office to which he or she is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power otherwise may be defined or restricted by the Chairman of the Board, the President or the Board of Directors.


                       ARTICLE V. FUNDS OF THE CORPORATION

     5.01. FUNDS. All funds of the Corporation shall be deposited or invested in such depositories or in such securities as may be authorized from time to time by the Board of Directors or appropriate committee under authorization of the Board of Directors.

     5.02. NAME. All investments and deposits of funds of the Corporation shall be made and held in its corporate name, except that securities kept under a custodial agreement or trust arrangement with a bank or banking and trust company may be issued in the name of a nominee of such bank or banking and trust company and except that securities may be acquired and held in bearer form.

     5.03. LOANS. All loans contracted on behalf of the Corporation and all evidences of indebtedness that are issued in the name of the Corporation shall be under the authority of a resolution of the Board of Directors. Such authorization may be general or specific.

     5.04. CONTRACTS. The Board of Directors may authorize one (1) or more officers, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authorization may be general or specific. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the Corporation shall be executed in the name of the Corporation by the Chairman of the Board, the President or one of the Vice Presidents and by the Secretary or Treasurer; the Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

     5.05. DISBURSEMENTS. All monies of the Corporation shall be disbursed by check, draft, or written order only, and all checks and orders for the payment of money shall be signed by such officer or officers as may be designated by the Board of Directors. The officers and employees of the Corporation handling funds and securities of the Corporation shall give surety bonds in such sums as the Board of Directors or appropriate committee may require.

     5.06. PROHIBITED TRANSACTIONS. No directors or officer of the Corporation shall borrow money from the Corporation, or receive any compensation for selling, aiding in the sale, or negotiating for the sale of any property belonging to the Corporation, or for negotiating any loan for or by the Corporation.

     5.07. VOTING OF SECURITIES OWNED BY THIS CORPORATION. Subject always to the specific directions of the Board of Directors:

          A. Any shares or other securities issued by any other corporation and owned or controlled by this Corporation may be voted at any meeting of security holders of such other corporation by the Chairman of the Board, the President or in their absence any Vice President of this Corporation who may be present and designated by the Board of Directors; and

          B. Whenever, in the judgment of the Chairman of the Board, the President, or in their absence, a designated Vice President, it is desirable for this Corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this Corporation, such proxy or consent shall be executed in the name of this Corporation by the Chairman of the Board, the President, or a designated Vice President of this Corporation in the order as provided in Subsection A, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this Corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this Corporation the same as such shares or other securities might be voted by this Corporation.


             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     6.01. CERTIFICATES FOR SHARES. Certificates representing shares of the Corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such Certificates shall be signed by the Chairman of the Board, the President, or a Vice President, and the Secretary, or by another officer designated by the Chairman of the Board, the President or the Board of Directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in
Section 6.06.

     6.02. FACSIMILE SIGNATURES AND SEAL. The seal of the Corporation on any certificates for shares may be a facsimile. The signature of the Chairman of the Board, the President or other authorized officer upon a certificate may be a facsimile if the certificate is manually signed on behalf of a transfer agent, or a registrar, other than the Corporation itself or an employee of the Corporation.

     6.03. SIGNATURE BY FORMER OFFICER. In case any officer who has signed or whose facsimile signature has been placed upon any certificate for shares shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of its issue.

     6.04. TRANSFER OF SHARES. Prior to due presentment of a certificate for shares for registration of transfer, the Corporation may treat the Shareholder of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and powers of an owner. Where a certificate for shares is presented to the Corporation with a request to register for transfer, the Corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if:

          A. There were on or with the certificate  the necessary  endorsements;
     and

          B. The Corporation had no duty to inquire into adverse claims or has discharged any such duty.

     The Corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors:

     6.05. RESTRICTIONS ON TRANSFER. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the Corporation upon the transfer of such shares.

     6.06. LOST, DESTROYED OR STOLEN CERTIFICATES. Where the owner claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner:

          A. So requests before the Corporation has notice that such shares have been acquired by a bona fide purchaser;

          B. If required by the Corporation, files with the Corporation a sufficient indemnity bond; and

          C. Satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

     6.07. CONSIDERATION FOR SHARES. The shares of the Corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be received for shares may consist of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for that consideration are fully paid and nonassessable, except as provided by Section 180.0622 of the Wisconsin Business Corporation Law which may require further assessment for unpaid wages to employees under certain circumstances. The Corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the benefits are received or the note is paid. If the services are not performed, the benefits are not received or the note is not paid, the Corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.

     6.08. UNCERTIFICATED SHARES. In accordance with Section 180.0626 of the Wisconsin Business Corporation Law, the Board of Directors may issue any shares of any of its classes or series without certificates. The authorization does not affect shares already represented by certificates until the certificates are surrendered to the Corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send the Shareholder a written statement of the information required on share certificates by Sections 180.0625 and 180.0627, if applicable, of the Wisconsin Business Corporation Law, and by the Bylaws of the Corporation.

     The Corporation shall maintain at its offices, or at the office of its transfer agent, an original or duplicate stock transfer book containing the names and addresses of all Shareholders and the number of shares held by each Shareholder. If the shares are uncertificated, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as such, as the owner of shares for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Wisconsin.

     6.09. TRANSFER AGENT AND REGISTRAR. The Corporation may maintain one (1) or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of stock of the Corporation shall be transferable. The Corporation also may maintain one (1) or more registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered. The same person or entity may be both a transfer agent and registrar.

     6.10. STOCK REGULATIONS. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the laws of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.


                          ARTICLE VII. INDEMNIFICATION

     7.01. INDEMNIFICATION FOR SPECIAL DEFENSE. Within twenty (20) days after receipt of a written request pursuant to Section 7.03, the Corporation shall indemnify a director or officer, to the extent he or she has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the director or officer was a party because he or she is a director or officer of the Corporation.

     7.02. OTHER INDEMNIFICATION.

          A. In cases not included under Section 7.01, the Corporation shall indemnify a director or officer against all liabilities and expenses incurred by the director or officer in a proceeding to which the director or officer was a party because he or she is a director or officer of the Corporation, unless liability was incurred because the director or officer breached or failed to perform a duty he or she owes to the Corporation and the breach or failure to perform constitutes any of the following:

               1. A willful failure to deal fairly with the Corporation or its Shareholders in connection with a matter in which the director or officer has a material conflict of interest.

               2. A violation of criminal law, unless the director or officer had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful.

               3. A transaction from which the director or officer derived an improper personal profit.

               4. Willful conduct.

          B. Determination of whether indemnification is required under the Section shall be made pursuant to Section 7.05.

          C. The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself, create a presumption that indemnification of the director or officer is not required under this Section.

     7.03. WRITTEN REQUEST. A director or officer who seeks indemnification under Section 7.01 or 7.02 shall make a written request to the Corporation.

     7.04. NONDUPLICATION. The Corporation shall not indemnify a director or officer under Sections 7.01 or 7.02 to the extent the director or officer has previously received indemnification or allowances of expenses from any person, including the Corporation, in connection with the same proceeding. However, the director or officer has no duty to look to any other person for indemnification.

     7.05. DETERMINATION OF RIGHT TO INDEMNIFICATION.

          A. Unless otherwise provided by the Articles of Incorporation or by written agreement between the director or officer and the Corporation, the director or officer seeking indemnification under Section 7.02 shall select one (1) of the following means for determining his or her right to indemnification:

               1. By a majority vote of a quorum of the Board of Directors consisting of directors not at the time parties to the same or related proceedings. If a quorum of disinterested directors cannot be obtained, by majority vote of a committee duly appointed by the Board of Directors and consisting of two (2) or more directors who are not at the time parties to the same or related proceedings. Directors who are parties to the same or related proceedings may participate in the designation of members of the committee.

               2. By independent legal counsel selected by a quorum of the Board of Directors or its committee in the manner prescribed in 1 of Subsection A, if unable to obtain such a quorum or committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related proceedings.

               3. By a panel of three (3) arbitrators consisting of one (1) arbitrator selected by those directors entitled under 2 of Subsection A to select independent legal counsel, one (1) arbitrator selected by the director or officer seeking indemnification and one (1) arbitrator selected by two (2) arbitrators previously selected.

               4. By an affirmative vote of shares represented at a meeting of Shareholders at which a quorum of the voting group entitled to vote thereon is present. Shares owned by, or voted under the control of, persons who are at the time parties to the same or related proceedings, whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.

               5. By a court under Section 7.08.

               6. By any other method provided for in any additional right to indemnification permitted under Section 7.07.

          B. In any determination  under Subsection A, the burden of proof is on
     the   Corporation   to  prove  by  clear  and   convincing   evidence  that
     indemnification under Section 7.02 should not be allowed.

          C.  A  written   determination   as  to  a  director's   or  officer's
     indemnification under Section 7.02 shall be submitted to both the Corporation and the director or officer within sixty (60) days of the selection made under Subsection A.

          D. If it is determined that indemnification is required under Section 7.02, the Corporation shall pay all liabilities and expenses not prohibited by Section 7.04 within ten (10) days after receipt of the written determination under Subsection C. The Corporation shall also pay all expenses incurred by the director or officer in the determination of process under Subsection A.

     7.06. ADVANCE OF EXPENSES. Within ten (10) days after receipt of a written request by a director or officer who is a party to a proceeding, the Corporation shall pay or reimburse his or her reasonable expenses incurred if the director or officer provides the Corporation with all of the following:

          A. A written affirmation of his or her good faith belief that he or she has not breached or failed to perform his or her duties to the Corporation.

          B. A written undertaking, executed personally or on his or her behalf, to repay the allowance to the extent that it is ultimately determined under
     Section 7.05 that indemnification under Section 7.02 is not required and that indemnification is not ordered by a court under Section 7.08(B)(2). The undertaking under this subsection shall be an unlimited general obligation of the director or officer and may be accepted without reference to his or her ability to repay the allowance. The undertaking may be secured or unsecured.

     7.07. NONEXCLUSIVITY.

          A. Except as provided in Subsection B, Sections 7.01, 7.02 and 7.06 do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under any of the following:

               1. The Articles of Incorporation.

               2. A written agreement between the director or officer and the Corporation.

               3. A resolution of the Board of Directors.

               4. A resolution, after notice, adopted by a majority vote of all of the Corporation's voting shares then issued and outstanding.

          B. Regardless of the existence of an additional right under Subsection A, the Corporation shall not indemnify a director or officer, or permit a director or officer to retain any allowance of expenses unless it is determined by or on behalf of the Corporation that the director or officer did not breach or fail to perform a duty he or she owes to the Corporation which constitutes conduct under Section 7.02(A)(1), (2), (3) or (4). A director or officer who is a party to the same or related proceeding for which indemnification or an allowance of expenses is sought may not participate in a determination under this subsection.

          C. Sections 7.01 to 7.13 do not affect the Corporation's power to pay or reimburse expenses incurred by a director or officer in any of the following circumstances.

               1. As a witness in a proceeding to which he or she is not a party.

               2. As a plaintiff or petitioner in a proceeding because he or she is or was an employee, agent, director or officer of the Corporation.

     7.08 COURT-ORDERED INDEMNIFICATION.

          A. Except as provided otherwise by written agreement between the director or officer and the Corporation, a director or officer who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. Application shall be made for an initial determination by the court under Section 7.05(a)(5) or for review by the court of an adverse determination under
     Section 7.05(A)(1), (2), (3), (4), or (6). After receipt of an application, the court shall give any notice it considers necessary.

          B. The court shall order indemnification if it determines any of the following:

               1. That the director or officer is entitled to indemnification under Sections 7.01 or 7.02.

               2. That the director or officer is fairly and reasonably entitled
          to  indemnification  in  view  of  all  the  relevant   circumstances,
          regardless of whether indemnification is required under Section 7.02.

          C. If the court determines under Subsection B that the director or officer is entitled to indemnification, the Corporation shall pay the director's or officer's expenses incurred to obtain the court-ordered indemnification.

     7.09. INDEMNIFICATION AND ALLOWANCE OF EXPENSES OF EMPLOYEES AND AGENTS. The Corporation shall indemnify an employee of the Corporation who is not a director or officer of the Corporation, to the extent that he or she has been successful on the merits or otherwise in defense of a proceeding, for all reasonable expenses incurred in the proceeding if the employee was a party because he or she was an employee of the Corporation. In addition, the Corporation may indemnify and allow reasonable expenses of an employee or agent who is not a director or officer of the Corporation to the extent provided by
(i) the Articles of Incorporation, (ii) these Bylaws, (iii) general or specific action of the Board of Directors, or (iv) by contract; provided however, that the Corporation may not provide such indemnification to the extent prohibited by law.

     7.10. INSURANCE. The Corporation may purchase and maintain insurance on behalf of an individual who is an employee, agent, director or officer of the Corporation against liability asserted against or incurred by the individual in his or her capacity as an employee, agent, director or officer, regardless of whether the Corporation is required or authorized to indemnify or allow expenses to the individual against the same liability.

     7.11. SECURITIES LAW CLAIMS.

          A. Pursuant to the public policy of the State of Wisconsin, the Corporation shall provide indemnification and allowance of expenses and may insure for any liability incurred in connection with a proceeding involving securities regulation described under Subsection B to the extent required or permitted under Sections 7.01 to 7.10.

          B. Sections 7.01 to 7.10 apply, to the extent applicable to any other proceeding, to any proceeding involving federal or state statute, rule or regulation regulating the offer, sale or purchase of securities, securities brokers or dealers, or investment companies or investment advisers.

     7.12. LIBERAL CONSTRUCTION. In order for the Corporation to obtain and retain qualified directors, officers and employees, the foregoing provisions shall be liberally administered in order to afford maximum indemnification of directors, officers and, where Section 7.09 of these Bylaws applies, employees. The indemnification above provided for shall be granted in all applicable cases unless to do so would clearly contravene law, controlling precedent or public policy.

     7.13. DEFINITIONS APPLICABLE TO THIS ARTICLE. For purposes of the Article:

          A. "Affiliate" shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation.

          B.  "Corporation"  means this  Corporation and any domestic or foreign
     predecessor  of  this  Corporation  where  the  predecessor   corporation's
     existence ceased upon the consummation of a merger or other transaction.

          C. "Director or Officer" means any of the following:

               1. An individual who is or was a director or officer of this Corporation.

               2. An individual who, while a director or officer of this Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise.

               3. An individual who, while a director or officer of this Corporation, is or was serving an employee benefit plan because his or her duties to the Corporation also impose duties on, or otherwise involve service by, the person to the plan or to participants in or beneficiaries of the plan.

               4. Unless the context requires otherwise, the estate or personal representative of a director or officer.

          For purposes of this Article, it shall be conclusively presumed that any director or officer serving as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of an Affiliate shall be so serving at the request of the Corporation.

          D. "Expenses" include fees, costs, charges, disbursements, attorney fees and other expenses incurred in connection with a proceeding.

          E. "Liability" includes the obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, and reasonable expenses.

          F. "Party" includes an individual who was or it, or who is threatened to be made, a named defendant or respondent in a proceeding.

          G. "Proceeding" means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the Corporation or by any other person.


                        ARTICLE VIII. CORPORATE DIVIDENDS

     The Board of Directors may from time to time declare dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.


                           ARTICLE IX. CORPORATE SEAL

     The Board of Directors may provide a corporate seal which may be circular in form and may have inscribed thereon the name of the Corporation and the state of incorporation and the words "Corporate Seal."


                             ARTICLE X. FISCAL YEAR

     The fiscal year shall be set by the Board of Directors.


                             ARTICLE XI. AMENDMENTS

     11.01. BY SHAREHOLDERS. These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Shareholders by affirmative vote of not less than a majority of the shares present or represented at an annual or special meeting of the Shareholders at which a quorum is in attendance.

     11.02. BY DIRECTORS. These Bylaws may also be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at or participating in any meeting at which a quorum is in attendance; but no bylaw adopted by the Shareholders shall be amended or repealed by the Board of Directors if the bylaw so adopted so provides.

     11.03. IMPLIED AMENDMENTS. Any action taken or authorized by the Shareholders or by the Board of Directors, which would be inconsistent with the Bylaws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the Bylaws so that the Bylaws would be consistent with such action, shall be given the same effect as though the Bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.